UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2013 is attached below.

MLP Investment Company

KYN Semi-Annual Report

May 31, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of May 31, 2013, we had total assets of $5.6 billion, net assets applicable to our common stock of $3.1 billion (net asset value of $32.91 per share), and 93.3 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also may invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of May 31, 2013, we held $5.5 billion in equity investments and no debt investments.

Recent Events

On June 13, 2013, we completed a senior unsecured notes (“Senior Notes”) offering and received $125 million (the “June Funding”) of the $235 million total offering amount. The proceeds from the June Funding were used to refinance $125 million principal amount of the Series K Senior Notes, which would have matured on June 19, 2013. The initial funding (“April Funding”) of $110 million was received on April 16, 2013 and was used to make new portfolio investments and to repay amounts borrowed on our Credit Facility.

The table below sets forth the timing and key terms of the Senior Notes:

Series	April Funding ($ in millions)	June Funding ($ in millions)	Total Amount ($ in millions)	Interest Rate	Maturity Date
DD	$35	$40	$75	2.74%	4/16/19
EE	24	26	50	3.20%	4/16/21
FF	30	35	65	3.57%	4/16/23
GG	21	24	45	3.67%	4/16/25

	$110	$125	$235

On July 15, 2013, we completed a public offering of 6,200,000 shares of common stock at a price of $36.00 per share. The net proceeds of $214.3 million will be used to make additional portfolio investments, to repay amounts borrowed on our unsecured revolving credit facility (the “Credit Facility”) and for general corporate purposes.

Results of Operations — For the Three Months Ended May 31, 2013

Investment Income.    Investment income totaled $10.0 million for the quarter and consisted primarily of net dividends and distributions on our investments. We received $75.2 million of dividends and distributions, of which $64.4 million was treated as return of capital and $0.8 million were distributions in excess of cost basis. We received $6.9 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $36.8 million, including $17.7 million of net investment management fees after fee waiver, $10.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.7 million), and $1.0 million of other operating expenses. Preferred stock distributions for the quarter were $7.5 million (including non-cash amortization of issuance costs of $2.0 million, premium paid associated with the redemption of Series D mandatory redeemable preferred stock of $0.5 million and $0.6 million of accrued dividends as a result of the redemption).

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Investment Loss.    Our net investment loss totaled $19.2 million and included a current and deferred income tax benefit of $7.5 million.

Net Realized Gains.    We had net realized gains from our investments of $74.3 million, net of $43.7 million of current and deferred tax expense.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $178.2 million. The net change consisted of $282.2 million of unrealized gains from investments, $0.6 million of unrealized gains from option activity and a deferred tax expense of $104.6 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $233.3 million. This increase was comprised of a net investment loss of $19.2 million, net realized gains of $74.3 million and net change in unrealized gains of $178.2 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2013
Distributions and Other Income from Investments
Dividends and Distributions	$75.2
Paid-In-Kind Dividends	6.9
Net Premiums Received from Call Options Written	0.9

Total Distributions and Other Income from Investments	83.0
Expenses
Investment Management Fee, net of Fee Waiver	(17.7)
Other Expenses	(1.0)
Interest Expense	(11.0)
Preferred Stock Distributions	(4.4)
Income Tax Benefit	7.5

Net Distributable Income (NDI)	$56.4

Weighted Shares Outstanding	92.9
NDI per Weighted Share Outstanding	$0.61

Adjusted NDI per Weighted Share Outstanding(1)	$0.62

Distributions paid per Common Share(2)	$0.58

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

(1)	Adjusted to exclude $0.5 million of premium paid and $0.6 million of accrued dividends as a result of the redemption of Series D mandatory redeemable preferred stock.

(2)	The distribution of $0.58 per share for the second quarter of fiscal 2013 was paid to common stockholders on July 12, 2013.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI and Adjusted NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On June 18, 2013, we declared a quarterly distribution of $0.58 per common share for the second quarter of fiscal 2013 (a total distribution of $54.1 million). The distribution represents an increase of 2.7% from the prior quarter’s distribution and an increase of 10.0% from the distribution for the quarter ended May 31, 2012. The distribution was paid on July 12, 2013 to common stockholders of record on July 5, 2013.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

GAAP recognizes distributions, received from MLPs, that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•	NDI includes the value of paid-in-kind dividends, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Certain of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written, is included in NDI. For GAAP purposes, premiums received from call option contracts sold are

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2013 of $1,452 million was comprised of $1 billion of Senior Notes, $53 million outstanding under our Credit Facility and $399 million of mandatory redeemable preferred stock. Total leverage represented 26% of total assets at May 31, 2013. As of July 24, 2013, we had $97 million borrowed under our Credit Facility, and we had $15 million of cash.

On March 5, 2013, we entered into a new Credit Facility with a syndicate of lenders. The new Credit Facility has a three-year commitment maturing on March 4, 2016 and a total commitment amount of $250 million, an increase of $50 million from the prior Credit Facility. The interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.60% based on current asset coverage ratios. We pay a fee of 0.30% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

We had $1 billion of Senior Notes outstanding at May 31, 2013. On April 16, 2013, we executed a definitive agreement for the private placement of $235 million of Senior Notes. In conjuction with the execution of this agreement, on April 16, 2013, we received funding of $110 million of the $235 million total offering amount. The remaining $125 million was funded on June 13, 2013 and was used to refinance $125 million principal amount of our Series K Senior Notes, which would have matured on June 19, 2013. The remaining Senior Notes mature between 2014 and 2025.

As of May 31, 2013, we had $399 million of mandatory redeemable preferred stock outstanding. On April 3, 2013, we completed a public offering of $125 million of Series F mandatory redeemable preferred stock. A portion of the proceeds were used to redeem all of the Series D mandatory redeemable preferred stock with a $100 million liquidation preference. The remaining mandatory redeemable preferred stock outstanding is subject to mandatory redemption at various dates from 2017 through 2020.

At May 31, 2013, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 430% and 312% for debt and total leverage (debt plus preferred stock), respectively. Our long-term target asset coverage ratio with respect to our debt is 375%, but at times may be above or below our target depending on market conditions.

As of May 31, 2013, our total leverage consisted of both fixed rate (86%) and floating rate (14%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 4.0%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

May 31, 2013	November 30, 2012

Top 10 Holdings by Issuer

		Percent of Total Investments* as of
Holding	Sector	May 31, 2013	November 30, 2012
1. Enterprise Products Partners L.P.	Midstream MLP	9.1%	8.9%
2. Plains All American Pipeline, L.P.	Midstream MLP	7.0	7.1
3. Kinder Morgan Management, LLC	Midstream MLP	6.5	7.5
4. MarkWest Energy Partners, L.P.	Midstream MLP	6.1	5.6
5. Williams Partners L.P.	Midstream MLP	4.5	4.3
6. Regency Energy Partners LP	Midstream MLP	4.0	3.9
7. ONEOK Partners, L.P.	Midstream MLP	3.9	3.7
8. DCP Midstream Partners, LP	Midstream MLP	3.4	2.5
9. Enbridge Energy Partners, L.P.	Midstream MLP	3.2	3.7
10. Buckeye Partners, L.P.	Midstream MLP	3.2	3.0

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 179.2%
Equity Investments(1) — 179.2%
Midstream MLP(2) — 145.5%
Access Midstream Partners, L.P.	2,309	$99,334
Atlas Pipeline Partners, L.P.	1,085	40,377
Boardwalk Pipeline Partners, LP	712	21,073
Buckeye Partners, L.P.	1,692	111,898
Buckeye Partners, L.P. — Class B Units(3)(4)	967	62,191
Crestwood Midstream Partners LP	4,134	102,327
Crosstex Energy, L.P.	5,558	107,038
DCP Midstream Partners, LP	3,966	189,595
El Paso Pipeline Partners, L.P.	4,175	171,542
Enbridge Energy Management, L.L.C.(4)	190	5,655
Enbridge Energy Partners, L.P.	5,925	174,852
Energy Transfer Partners, L.P.	3,313	161,053
Enterprise Products Partners L.P.	8,489	504,153
Global Partners LP	2,019	66,455
Inergy, L.P.	4,543	105,860
Inergy Midstream, L.P.	3,351	75,353
Kinder Morgan Energy Partners, LP	1,031	85,972
Kinder Morgan Management, LLC(4)	4,436	360,278
Magellan Midstream Partners, L.P.	2,469	128,374
MarkWest Energy Partners, L.P.(5)	5,090	335,157
Niska Gas Storage Partners LLC	2,054	30,847
NuStar Energy L.P.	913	42,538
ONEOK Partners, L.P.	4,110	212,708
Plains All American Pipeline, L.P.(5)	6,852	384,934
PVR Partners, L.P.(5)	5,299	136,494
Regency Energy Partners LP	8,640	221,537
Summit Midstream Partners, LP	1,134	35,340
Sunoco Logistics Partners L.P.	164	9,947
Targa Resources Partners L.P.	2,204	102,527
Tesoro Logistics LP(6)	556	34,476
Western Gas Partners, LP	1,708	100,454
Williams Partners L.P.	5,007	249,806

		4,470,145

Shipping MLP — 9.3%
Capital Product Partners L.P.	2,841	26,079
Capital Products Partners L.P., — Class B Units(3)(7)	3,030	29,743
Golar LNG Partners LP	729	24,288
KNOT Offshore Partners LP(8)	189	4,404
Navios Maritime Partners L.P.	1,876	25,965
Teekay LNG Partners L.P.	1,725	73,994
Teekay Offshore Partners L.P.	3,083	99,996

		284,469

Midstream — 8.8%
Kinder Morgan, Inc.	1,220	46,343
ONEOK, Inc.	1,510	68,139

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Midstream (continued)

Plains All American GP LLC — Unregistered(3)(5)			24	$79,229
Targa Resources Corp.			183	11,764
The Williams Companies, Inc.			1,873	65,899

				271,374

General Partner MLP — 6.7%
Alliance Holdings GP L.P.			1,885	120,136
Energy Transfer Equity, L.P.(6)			1,310	74,875
Western Gas Equity Partners, LP			250	9,363

				204,374

Upstream MLP & Income Trust — 4.2%
BreitBurn Energy Partners L.P.			2,294	42,506
Legacy Reserves L.P.			398	10,540
LRR Energy, L.P.			89	1,201
Mid-Con Energy Partners, LP			1,827	42,604
Pacific Coast Oil Trust			578	10,583
SandRidge Mississippian Trust II			702	8,881
SandRidge Permian Trust			678	9,629
VOC Energy Trust			347	4,554

				130,498

Other — 4.7%
Alliance Resource Partners, L.P.(6)			153	11,070
Clearwater Trust(3)(5)(9)			N/A	2,350
Emerge Energy Services LP(5)(8)			274	5,059
Exterran Partners, L.P.			2,840	78,693
PetroLogistics LP			893	12,055
SunCoke Energy Partners, L.P.			866	18,447
USA Compression Partners, LP			747	16,569

				144,243

Total Equity Investments (Cost —$3,175,476)				5,505,103

	Strike Price	Expiration Date	No. of Contracts
Liabilities
Call Option Contracts Written(10)
Midstream MLP
Tesoro Logistics LP	$60.00	6/21/13	1,000	(295)

General Partner MLP
Energy Transfer Equity, L.P.	60.00	6/21/13	2,000	(98)

Other
Alliance Resource Partners, L.P.	75.00	6/21/13	200	(12)

Total Call Option Contracts Written (Premiums Received — $367)				(405)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2013

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Value
Credit Facility	$(53,000)
Senior Unsecured Notes	(1,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value	(399,000)
Deferred Tax Liability	(950,975)
Other Liabilities	(86,070)

Total Liabilities	(2,489,450)
Current Tax Asset	107
Other Assets	56,218

Total Liabilities in Excess of Other Assets	(2,433,125)

Net Assets Applicable to Common Stockholders	$3,071,978

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(4)	Distributions are paid-in-kind.

(5)	The Company believes that it is an affiliate of Clearwater Trust, Emerge Energy Services LP, MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	Security is convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and is senior to the common units in terms of liquidation preference and priority of distributions. The Class B units pay quarterly cash distributions of $0.21375 per unit and are convertible at any time at the option of the holder. If CPLP increases the quarterly cash distribution per common unit, the distribution per Class B unit will increase by an equal amount. If CPLP does not redeem the Class B units by May 2022, then the distribution increases by 25% per quarter to a maximum of $0.33345 per unit. CPLP may require that the Class B units convert into common units after May 2015 if the common unit price exceeds $11.70 per unit, and the Class B units are callable after May 2017 at a price of $9.27 per unit and after May 2019 at $9.00 per unit.

(8)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(9)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

(10)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,823,804)	$4,561,880
Affiliated (Cost — $351,672)	943,223

Total investments (Cost — $3,175,476)	5,505,103
Cash	5,835
Deposits with brokers	251
Receivable for securities sold	36,557
Interest, dividends and distributions receivable	522
Current tax asset	107
Deferred debt issuance and preferred stock offering costs and other assets	13,053

Total Assets	5,561,428

LIABILITIES
Payable for securities purchased	48,732
Investment management fee payable	17,664
Accrued directors’ fees and expenses	92
Call option contracts written (Premiums received — $367)	405
Accrued expenses and other liabilities	19,582
Deferred tax liability	950,975
Credit facility	53,000
Senior unsecured notes	1,000,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (15,960,000 shares issued and outstanding)	399,000

Total Liabilities	2,489,450

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,071,978

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (93,338,082 shares issued and outstanding, 184,040,000 shares authorized)	$93
Paid-in capital	1,873,090
Accumulated net investment loss, net of income taxes, less dividends	(657,485)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	392,617
Net unrealized gains on investments and options, net of income taxes	1,463,663

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$3,071,978

NET ASSET VALUE PER COMMON SHARE	$32.91

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2013	For the Six Months Ended May 31, 2013
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$63,119	$118,330
Affiliated investments	12,121	23,481

Total dividends and distributions	75,240	141,811
Return of capital	(64,424)	(121,261)
Distributions in excess of cost basis	(771)	(1,506)

Total Investment Income	10,045	19,044

Expenses
Investment management fees, before investment management fee waiver	17,871	33,629
Administration fees	240	455
Professional fees	140	289
Custodian fees	124	241
Reports to stockholders	111	199
Directors’ fees and expenses	98	186
Insurance	58	116
Other expenses	233	433

Total expenses — before interest expense, preferred distributions and taxes	18,875	35,548
Investment management fee waiver	(207)	(252)
Interest expense and amortization of debt issuance costs	10,598	20,171
Distributions on mandatory redeemable preferred stock and amortization of offering costs	7,550	12,395

Total expenses — before taxes	36,816	67,862

Net Investment Loss — Before taxes	(26,771)	(48,818)
Current tax expense	(427)	—
Deferred tax benefit	7,975	14,324

Net Investment Loss	(19,223)	(34,494)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	117,853	161,603
Investments — affiliated	(498)	(498)
Options	611	797
Interest rate swap contracts	32	32
Current tax benefit	1,024	—
Deferred tax expense	(44,684)	(59,916)

Net Realized Gains	74,338	102,018

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	190,460	488,995
Investments — affiliated	91,773	190,582
Options	545	(65)
Interest rate swap contracts	16	—
Deferred tax expense	(104,636)	(251,422)

Net Change in Unrealized Gains	178,158	428,090

Net Realized and Unrealized Gains	252,496	530,108

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$233,273	$495,614

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment loss, net of tax(1)	$(34,494)		$(58,611)
Net realized gains, net of tax	102,018		94,944
Net change in unrealized gains, net of tax	428,090		235,058

Net Increase in Net Assets Resulting from Operations	495,614		271,391

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(101,276	)(2)	(127,330	)(3)
Distributions — return of capital	—	(2)	(45,115	)(3)

Dividends and Distributions to Common Stockholders	(101,276)		(172,445)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offering of 4,543,995 and 12,500,000 shares of common stock, respectively	151,588		385,075
Underwriting discounts and offering expenses associated with the issuance of common stock	(6,281)		(16,085)
Issuance of 362,674 and 801,204 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	11,512		23,282

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	156,819		392,272

Total Increase in Net Assets Applicable to Common Stockholders	551,157		491,218

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	2,520,821		2,029,603

End of period	$3,071,978		$2,520,821

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. The Company estimates that the distribution in the amount of $10,152 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2013 will be characterized as a dividend (eligible to be treated as qualified dividend income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $17,409 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2012 were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2013 as either a dividend (eligible to be treated as qualified dividend income) or distributions (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2012 are characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2013

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$495,614
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	121,261
Net realized gains	(161,934)
Net unrealized gains	(679,577)
Purchase of long-term investments	(856,122)
Proceeds from sale of long-term investments	545,213
Increase in deposits with brokers	(35)
Increase in receivable for securities sold	(29,878)
Increase in interest, dividends and distributions receivable	(434)
Increase in current tax asset	(107)
Amortization of deferred debt issuance costs	1,078
Amortization of mandatory redeemable preferred stock issuance costs	2,243
Decrease in other assets, net	24
Increase in payable for securities purchased	44,181
Increase in investment management fee payable	2,477
Decrease in accrued directors’ fees and expenses	(2)
Increase in call option contracts written, net	26
Increase in accrued expenses and other liabilities	319
Decrease in current tax liability	(539)
Increase in deferred tax liability	297,014

Net Cash Used in Operating Activities	(219,178)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	34,000
Issuance of shares of common stock, net of offering costs	145,307
Proceeds from offering of senior unsecured notes	110,000
Proceeds from issuance on mandatory redeemable preferred stock	125,000
Redemption of mandatory redeemable preferred stock	(100,000)
Costs associated with renewal of credit facility	(1,962)
Costs associated with issuance of senior unsecured notes	(910)
Costs associated with issuance of mandatory redeemable preferred stock	(2,776)
Cash distributions paid to common stockholders, net	(89,764)

Net Cash Provided by Financing Activities	218,895

NET DECREASE IN CASH	(283)
CASH — BEGINNING OF PERIOD	6,118

CASH — END OF PERIOD	$5,835

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions of $11,512 pursuant to the Company’s dividend reinvestment plan.

During the six months ended May 31, 2013, interest paid was $18,642 and income tax paid was $646.

The Company received $14,025 paid-in-kind dividends during the six months ended May 31, 2013. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$28.51		$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income (loss)(4)	(0.37)		(0.71)	(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain (loss)	5.84		4.27	2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income (loss) from operations	5.47		3.56	2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Dividends and distributions — auction rate preferred(4)(5)	—		—	—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(1.12)		(1.54)	(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	—		(0.55)	(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(1.12)		(2.09)	(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.05		0.02	0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of distributions	—		0.01	0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.05		0.03	0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$32.91		$28.51	$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$37.21		$31.13	$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	23.8	%(7)	19.3%	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2013 (Unaudited)		For the Fiscal Year Ended November 30,								For the Period September 28, 2004(1) through November 30, 2004
			2012	2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$3,071,978		$2,520,821	$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.4%		2.4%	2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.1		0.2	0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.5		2.6	2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.4		2.4	2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	21.6		7.2	4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	26.5%		12.2%	9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.5)%		(2.5)%	(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	17.9	%(7)	11.6%	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	10.9	%(7)	20.4%	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,761,654		$2,346,249	$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	1,000,000		890,000	775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	53,000		19,000	—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—		—	—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	399,000		374,000	260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	90,771,113		82,809,687	72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	429.6%		418.5%	395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	311.6%		296.5%	296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$10.96		$10.80	$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2013 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit was dependent on whether there would be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Reclassifications — Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year’s presentation.

C. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

D. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

E. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation is submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a quarterly basis, or if the investment is new, at the end of the month in which the investment was made.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of the month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2013, the Company held 5.6% of its net assets applicable to common stockholders (3.1% of total assets) in securities valued at fair value pursuant to procedures adopted by the Board of Directors, with fair value of $173,513. See Note 3 — Fair Value and Note 7 — Restricted Securities.

F. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2013, the Company did not have any repurchase agreements.

G. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the six months ended May 31, 2013, the Company did not engage in any short sales.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 90% of the MLP distributions received will be treated as a return of capital. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the cash distributions received by the Company exceed its cost basis (i.e. its cost basis is zero), the distributions are treated as realized gains.

The Company includes all cash distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis. For the six months ended May 31, 2013, the Company had $121,261 of return of capital and $1,506 of cash distributions that were in excess of cost basis, which were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments.

	Three Months Ended May 31, 2013	Six Months Ended May 31, 2013
Return of capital portion of dividends and distributions received	87%	86%
Return of capital — attributable to net realized gains (losses)	$16,156	$21,442
Return of capital — attributable to net change in unrealized gains (losses)	48,268	99,819

Total return of capital	$64,424	$121,261

J. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Company may hold will typically be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments, if any, can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. During the three and six months ended May 31, 2013, the Company received the following paid-in-kind dividends.

	Three Months Ended May 31, 2013	Six Months Ended May 31, 2013
Buckeye Partners, L.P. (Class B Units)	$995	$1,956
Crestwood Midstream Partners LP (Class C Units)(1)	—	612
Enbridge Energy Management, L.L.C.	101	190
Kinder Morgan Management, LLC	5,794	11,267

Total paid-in-kind dividends	$6,890	$14,025

(1)	Converted to common units on April 1, 2013.

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

M. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2009 through 2012 remain open and subject to examination by tax jurisdictions.

N. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

O.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at May 31, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$5,505,103	$5,331,590	$—	$173,513

Liabilities at Fair Value
Call option contracts written	$405	$—	$405	$—

For the six months ended May 31, 2013, there were no transfers between Level 1 and Level 2.

As of May 31, 2013, the Company had senior unsecured notes (“Senior Notes”) outstanding with aggregate principal amount of $1,000,000 and 15,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $399,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $399,000 of mandatory redeemable preferred stock, Series E ($120,000 liquidation value) and Series F ($125,000 liquidation value) are publicly traded on the NYSE. As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 1. The remaining three series of preferred stock — the Series A, B and C mandatory redeemable preferred stock ($154,000 aggregate liquidation value) — and all of the senior unsecured notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. As such, the Company categorizes all of the Senior Notes ($1,000,000 aggregate principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these instruments on its Statement of Assets and Liabilities at principal amount or liquidation value. As of May 31, 2013, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior Notes	$1,000,000	$1,044,600
Mandatory redeemable preferred stock	$399,000	$414,428

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2013.

Three Months Ended May 31, 2013	Equity Investments
Balance — February 28, 2013	$193,278
Purchases	25,024
Issuances	995
Transfers out	(67,896)
Realized gains(losses)	—
Unrealized gains, net	22,112

Balance — May 31, 2013	$173,513

Six Months Ended May 31, 2013	Equity Investments
Balance — November 30, 2012	$129,311
Purchases	65,024
Issuances	2,568
Transfers out	(67,896)
Realized gains (losses)	—
Unrealized gains, net	44,506

Balance — May 31, 2013	$173,513

The $22,112 and $44,506 of unrealized gains presented in the tables above for the three and six months ended May 31, 2013 relate to investments that are still held at May 31, 2013, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $25,024 and $65,024 for the three and six months ended May 31, 2013 relate to the Company’s investment in Capital Products Partners L.P. (Class B Units) and Inergy Midstream, L.P. (Common Units). The issuances of $995 and $2,568 for the three and six months ended May 31, 2013 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units). The Company’s investments in the Class C Units of Crestwood Midstream Partners LP and common units of Inergy Midstream, L.P. became readily marketable during the fiscal second quarter of 2013 and are noted as transfers out of Level 3 in the tables above.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly-traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly-traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. For these analyses, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and focuses on EBITDA and DCF projections for the current calendar year and next two calendar years. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly-traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated cash flows of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Company’s estimate for required equity rate of return for such portfolio company).

Under these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such portfolio company. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples and expected required rates of return discount rates.

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

One of the Company’s private investments is Class B units of Capital Product Partners L.P. (“CPLP”). The Class B units are convertible preferred units (convertible on a one-for-one basis into common units) and are senior to CPLP’s common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the Class B units using a convertible pricing model, which takes into account the unit’s preference relative to the common units as well as its conversion features. This model takes into account the attributes of the Class B units (preferred dividend, conversion ratio and call features) to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for CPLP’s preferred units, which is based on credit spreads for companies in a similar line of business as CPLP and (ii) the expected volatility for CPLP’s common units, which is based on CPLP’s historical volatility as well as historical volatility for publicly-traded companies in a similar line of business as CPLP. The Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of May 31, 2013:

Quantitative Table for Valuation Techniques

				Range		Weighted Average(1)
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
Equity securities of	$62,191	- Discount to publicly-traded	- Current discount	2.7%	2.7%	2.7%
public companies		securities
(PIPE)			- Remaining restricted period	122 days	122 days	122 days

Equity securities of	29,743	- Convertible pricing model	- Credit spread	6.8%	7.8%	7.3%
public companies –not valued based on a discount to market value			- Volatility - Discount for marketability	27.5% 4.0%	32.5% 4.0%	30.0% 4.0%

Equity securities of	79,229	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	22.0x	24.0x	23.0x
common units /			EV / 2014E EBITDA	19.0x	21.5x	20.3x
common equity			- Discount for marketability	12.5%	12.5%	12.5%

		- M&A analysis	- Selected EV / EBITDA multiples	20.0x	22.0x	21.0x
		- Discounted cash flow	- Equity rate of return	17.0%	19.0%	18.0%

Equity securities of	2,350	- Discounted cash flow	- Equity rate of return	25%	25%	25%
private trust

Total	$173,513

(1)	Weighted average based on the fair value of investments in each category.

4. Concentration	of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of total assets in MLPs and other Midstream Energy Companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, including supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs and other Midstream Energy Companies. The amount of cash that an MLP or other Midstream Energy Company has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by such portfolio company’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the Company’s net asset value. The Company may invest up to 20% of its total assets in debt securities of MLP’s and other Midstream Energy Companies, which may include below investment grade debt securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 20, 2012, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on December 11, 2013 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). In conjunction with this renewal, the Company entered into a one year agreement with KAFA to waive a portion of its management fee, which agreement may be renewed annually. Effective October 1, 2012, KAFA agreed to waive 0.125% of its 1.375% management fee on average total assets in excess of $4,500,000 (thereby reducing the management fee to 1.25% on average total assets in excess of $4,500,000). For the six months ended May 31, 2013, the Company paid management fees at an annual rate of 1.359% of the Company’s average quarterly total assets.

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of May 31, 2013, the Company believes that MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At May 31, 2013, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Emerge Energy Services LP — Kevin S. McCarthy is Chairman of the Board of Directors and President and Chief Executive Officer of the Company. Mr. McCarthy also serves as a director on the board of Emerge Energy Services LP (“Emerge”). Various affiliated funds managed by KAFA, including the Company, own units of Emerge. The Company believes that it is an affiliate of Emerge under the 1940 Act by virtue of Mr. McCarthy’s participation on the board of Emerge.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

6. Income	Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses.

At May 31, 2013, the Company had a current income tax asset of $107. The receivable is a result of the Company’s estimated income tax payments being greater than its tax liability at May 31, 2013. Components of the Company’s tax assets and liabilities as of May 31, 2013 are as follows:

Current tax asset	$107

Deferred tax assets:
Net operating loss carryforwards — Federal	54,839
Net operating loss carryforwards — State	4,661
AMT credit carryforwards	1,687
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(1,012,162)

Total deferred tax liability, net	$(950,975)

At May 31, 2013, the Company had federal net operating loss carryforwards of $161,650 (deferred tax asset of $54,839). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. The federal net operating loss carryforwards have expiration dates ranging from 2026 to 2032. In addition, the Company has state net operating loss carryforwards of $151,466 (deferred tax asset of $4,661). These state net operating loss carryforwards have expiration dates ranging from the current year to 2033.

At May 31, 2013, the Company had alternative minimum tax (“ATM”) credit carryforwards of $1,687. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2012, the Company received $212,803 in aggregate cash distributions from its MLP investments and reduced its cost basis, for income tax purposes, by the same amount. During the same period, the Company had additional cost basis reductions of $140,863 due to net allocated losses from its MLP investments.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three and six months ended May 31, 2013, as follows:

	Three Months Ended May 31, 2013	Six Months Ended May 31, 2013
Computed federal income tax at 35%	$130,907	$277,420
State income tax, net of federal tax	7,609	16,057
Non-deductible distributions on mandatory redeemable preferred stock and other	2,232	3,537

Total income tax expense (benefit)	$140,748	$297,014

At May 31, 2013, the cost basis of investments for federal income tax purposes was $2,811,889. The cost basis for federal income tax purposes is $363,587 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At May 31, 2013, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$2,702,903
Gross unrealized depreciation of investments (including options)	(9,727)

Net unrealized appreciation of investments	$2,693,176

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At May 31, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	967	$45,006	$62,191	$64.33	2.0%	1.1%
Clearwater Trust
Trust Interest	(4)	(5)	N/A	3,266	2,350	N/A	0.1	0.1
Capital Products Partners L.P.
Class B Units	(2)	(3)	3,030	23,943	29,743	9.82	0.9	0.5
Plains All American GP LLC(6)
Common Units	(2)	(5)	24	29,412	79,229	3,261	2.6	1.4

Total				$101,627	$173,513		5.6%	3.1%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the six months ended May 31, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly-traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains GP, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, is a member of Plains GP’s board of directors (see Note 5 — Agreements and Affiliations). Certain private investment funds managed by KACALP may value its investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. The total number of outstanding options at May 31, 2013 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2013 were as follows:

Three Months Ended May 31, 2013	Number of Contracts	Premium
Call Options Written
Options outstanding at February 28, 2013	11,750	$1,217
Options written	11,754	1,122
Options subsequently repurchased(1)	(9,710)	(790)
Options exercised	(10,594)	(1,182)
Options expired	—	—

Options outstanding at May 31, 2013(2)	3,200	$367

(1)	The price at which the Company subsequently repurchased the options was $179 which resulted in net realized gains of $611.

(2)	The percentage of total investments subject to call options written was 0.3% at May 31, 2013.

Six Months Ended May 31, 2013	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2012	4,100	$406
Options written	30,884	2,971
Options subsequently repurchased(1)	(13,410)	(1,171)
Options exercised	(18,374)	(1,839)
Options expired	—	—

Options outstanding at May 31, 2013	3,200	$367

(1)	The price at which the Company subsequently repurchased the options was $374, which resulted in net realized gains of $797.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of May 31, 2013, the Company did not have any interest rate swap contracts outstanding.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

During the first and second quarters of fiscal 2013, the Company entered into interest rate swap contracts ($175,000 notional amount) in anticipation of a private placement of Senior Notes. On March 22, 2013, these interest rate swap contracts were terminated in conjunction with the pricing of the private placement, and resulted in a $32 realized gain.

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2013
Call options	Call option contracts written	$(405)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations.

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended May 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$611	$545
Interest rate swap contracts	Interest rate swap contracts	32	16

		$643	$561

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Six Months Ended May 31, 2013
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$797	$(65)
Interest rate swap contracts	Interest rate swap contracts	32	—

		$829	$(65)

9. Investment	Transactions

For the six months ended May 31, 2013, the Company purchased and sold securities in the amounts of $856,122 and $545,213 (excluding short-term investments and options).

10.	Credit Facility

At May 31, 2013, the Company had a $250,000 unsecured revolving credit facility (the “Credit Facility”). On March 5, 2013, the Company renewed its Credit Facility that was scheduled to mature on June 11, 2013 with a syndicate of lenders. The new Credit Facility has a three-year commitment, maturing on March 4, 2016, and the total commitment amount was increased from $200,000 to $250,000. Under the new Credit Facility, the interest rate varies between LIBOR plus 1.60% and LIBOR plus 2.25%, depending on the Company’s asset coverage ratios (prior to renewal, the interest rate varied between LIBOR plus 1.75% and LIBOR plus 3.00%). The Company pays a fee of 0.30% per annum on any unused amounts of the new Credit Facility (the fee was 0.40% per annum prior to the renewal).

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

For the six months ended May 31, 2013, the average amount outstanding under the Credit Facility was $77,912 with a weighted average interest rate of 2.07%. As of May 31, 2013, the Company had $53,000 outstanding under the Credit Facility at an interest rate of 1.80%. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11. Senior	Unsecured Notes

At May 31, 2013, the Company had $1,000,000 aggregate principal amount of Senior Notes outstanding. On April 16, 2013, the Company executed a definitive agreement for the private placement of $235,000 of Senior Notes. In conjunction with the execution of this agreement, on April 16, 2013, the Company received funding of $100,000 (the “April Funding”) of the $235,000 total offering amount. Proceeds from the April Funding were used to make new portfolio investments and to repay borrowings on the Credit Facility. The remaining $125,000 was funded on June 13, 2013 and was used to refinance $125,000 principal amount of the Series K Senior Notes which would have matured on June 19, 2013. See Note 14 — Subsequent Events.

The table below sets forth the key terms of each series of the Senior Notes at May 31, 2013.

Series	Principal Outstanding, November 30, 2012	Principal Issued	Principal Outstanding, May 31, 2013	Estimated Fair Value May 31, 2013	Fixed/Floating Interest Rate	Maturity Date
K	$125,000	—	$125,000	$128,700	5.991%	6/19/13
M	60,000	—	60,000	63,500	4.560%	11/4/14
N	50,000	—	50,000	50,400	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	65,000	69,000	4.210%	5/7/15
P	45,000	—	45,000	45,200	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	15,000	15,600	3.230%	11/9/15
R	25,000	—	25,000	26,600	3.730%	11/9/17
S	60,000	—	60,000	65,600	4.400%	11/9/20
T	40,000	—	40,000	45,100	4.500%	11/9/22
U	60,000	—	60,000	60,000	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	70,000	74,300	3.710%	5/26/16
W	100,000	—	100,000	109,800	4.380%	5/26/18
X	14,000	—	14,000	14,300	2.460%	5/3/15
Y	20,000	—	20,000	20,600	2.910%	5/3/17
Z	15,000	—	15,000	15,600	3.390%	5/3/19
AA	15,000	—	15,000	15,600	3.560%	5/3/20
BB	35,000	—	35,000	36,500	3.770%	5/3/21
CC	76,000	—	76,000	79,400	3.950%	5/3/22
DD	—	35,000	35,000	34,800	2.740%	4/16/19
EE	—	24,000	24,000	23,800	3.200%	4/16/21
FF	—	30,000	30,000	29,600	3.570%	4/16/23
GG	—	21,000	21,000	20,600	3.670%	4/16/25

	$890,000	$110,000	$1,000,000	$1,044,600

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the six months ended May 31, 2013, the weighted average interest rate on the outstanding Senior Notes was 3.88%.

As of May 31, 2013, each series of Senior Notes were rated “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-”, the interest rate on such series will increase by 1% during the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2013, the Company was in compliance with all covenants under the Senior Notes agreements.

12. Preferred	Stock

At May 31, 2013, the Company had 15,960,000 shares of mandatory redeemable preferred stock outstanding, with a total liquidation value of $399,000 ($25.00 per share). On April 3, 2013, the Company completed a public offering of 5,000,000 shares of Series F mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were approximately $122,500 and were used primarily to redeem all 4,000,000 shares of Series D mandatory redeemable preferred stock with a $100,000 liquidation value. The redemption price per share was equal to the liquidation value, plus (i) accumulated unpaid dividends of $578, calculated using the current rate of 4.95% accrued to, but not including, the redemption date and (ii) a redemption premium of $500 (0.5% of the liquidation value).

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock at May 31, 2013.

Series	Liquidation Value November 30, 2012	Liquidation Value Shares Redeemed	Liquidation Value Shares Issued	Liquidation Value May 31, 2013	Estimated Fair Value May 31, 2013	Rate	Maturity Redemption Date
A	$104,000	$—	$—	$104,000	$113,200	5.57%	5/7/17
B	8,000	—	—	8,000	8,400	4.53%	11/9/17
C	42,000	—	—	42,000	45,100	5.20%	11/9/20
D	100,000	100,000	—	—	—	4.95%	6/1/18
E(1)	120,000	—	—	120,000	121,728	4.25%	4/1/19
F(2)	—	—	125,000	125,000	126,000	3.50%	4/15/20

	$374,000	$100,000	$125,000	$399,000	$414,428

(1)	Series E mandatory redeemable preferred shares are publicly traded on the NYSE under the symbol “KYNPRE”. The fair value is based on the price of $25.36 on May 31, 2013.
(2)	Series F MRP Shares are publicly traded on the NYSE under the symbol “KYNPRF”. The fair value is based on the price of $25.20 as of May 31, 2013.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

	Series A, B and C	Series D and E
Rating as of May 31, 2013 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and is also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2013, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13. Common	Stock

At May 31, 2013, the Company had 184,040,000 shares of common stock authorized and 93,338,082 shares outstanding. As of that date, KACALP owned 4,000 shares. On March 12, 2013, the Company completed a public offering of 4,543,995 shares of common stock at a price of $33.36 per share. The net proceeds from the offering were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective and for general corporate purposes. Transactions in common shares for the six months ended May 31, 2013 were as follows:

Shares outstanding at November 30, 2012	88,431,413
Shares issued through reinvestment of distributions	362,674
Shares issued in connection with the offering of common stock	4,543,995

Shares outstanding at May 31, 2013	93,338,082

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

14. Subsequent	Events

On June 13, 2013, the Company completed a Senior Notes offering and received $125,000 (the “June Funding”) of the $235,000 total offering amount. The proceeds were used to refinance $125,000 principal amount of the Series K Senior Notes, which would have matured on June 19, 2013. The initial funding (“April Funding”) of $110,000 was received on April 16, 2013 and was used to make new portfolio investments and to repay indebtedness.

The table below sets forth the timing and key terms of the Senior Notes:

Series	April Funding	June Funding	Total Amount	Interest Rate	Maturity Date
DD	$35,000	$40,000	$75,000	2.74%	4/16/19
EE	24,000	26,000	50,000	3.20%	4/16/21
FF	30,000	35,000	65,000	3.57%	4/16/23
GG	21,000	24,000	45,000	3.67%	4/16/25

	$110,000	$125,000	$235,000

On June 18, 2013, the Company declared its quarterly distribution of $0.58 per common share for the second quarter of fiscal 2013 for a total quarterly distribution payment of $54,136. The distribution was paid on July 12, 2013 to common stockholders of record on July 5, 2013. Of this total, pursuant to the Company’s dividend reinvestment plan, $6,151 was reinvested into the Company through the issuance of 179,329 shares of common stock.

On July 15, 2013, the Company completed a public offering of 6,200,000 shares of common stock at a price of $36.00 per share. The net proceeds of $214,300 will be used to make additional portfolio investments, to repay amounts borrowed on the Credit Facility and for general corporate purposes.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYN

What we do
How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYN doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of each of its fiscal years with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON MLP INVESTMENT COMPANY RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)

On June 18, 2013, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 6, 2013 (the “Record Date”), the Company had 93,338,082 outstanding shares of common stock and 15,960,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 97,742,071 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of William H. Shea Jr., and Anne K. Costin as Class III directors, each to serve for a term of three years until the Company’s 2016 annual meeting of stockholders and until his or her successor is duly elected and qualified.

The election of Mr. Shea requires the affirmative vote of the holders of a majority of the Company’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 11,903,865 shares were cast in favor and 2,207,633 shares withheld authority in the election of Mr. Shea.

The election of Ms. Costin required the affirmative vote of the holders of a majority of shares of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 93,990,608 shares were cast in favor and 3,184,493 shares withheld authority in the election of Ms. Costin.

As a result of the vote on this matter, Mr. Shea and Ms. Costin were each elected to serve as a director of the Company for a three-year term.

Gerald I. Isenberg continued as a director with a term expiring on the date of the Company’s 2014 annual meeting of stockholders. Steven C. Good and Kevin S. McCarthy continued as directors with terms expiring on the date of the Company’s 2015 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2013.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 96,538,837 shares were cast in favor, 717,360 shares were cast against, 485,874 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY

Date: July 25, 2013	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 25, 2013	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: July 25, 2013	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.